UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

February 11, 2020

Date of Report (Date of earliest event reported)

DASEKE, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37509 (Commission File Number)	47-3913221 (IRS Employer Identification No.)

15455 Dallas Parkway, Suite 550 Addison, Texas		75001
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 248-0412

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DSKE	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act   ☐

Item 2.02.           Results of Operations and Financial Condition.

The following information is being furnished pursuant to Item 2.02 of Form 8-K. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

As previously disclosed, Daseke, Inc. (the “Company”) will participate in the Stifel 2020 Transportation & Logistics Conference in Miami Beach, Florida on February 12, 2020 and will also participate in the Loop Capital Markets Transportation, Logistics and Materials Conference in Coral Gables, Florida on February 13, 2020. In connection with its participation at these conferences, the Company will post a new investor presentation titled “Daseke, Inc. — Investor Presentation February 2020,” on February 11, 2020, which will contain certain preliminary unaudited financial results for the fourth quarter of 2019 and full year 2019, to the Company’s website at investor.daseke.com. This investor presentation, once posted, may be viewed on the Company’s website by first selecting “Investors,” then “Events & Presentations.”  A copy of the investor presentation is also furnished herewith as Exhibit 99.1.

Item 7.01.           Regulation FD Disclosure.

The disclosure set forth in Item 2.02 is incorporated into this Item 7.01.

Item 9.01.           Financial Statements and Exhibits.

(d)	Exhibits The following exhibit is furnished herewith:

99.1	Investor Presentation titled “Daseke, Inc. – Investor Presentation February 2020,” dated February 11, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DASEKE, INC.

February 11, 2020	By:	/s/ Christopher Easter
	Name:	Christopher Easter
	Title:	Chief Executive Officer and Chief Operating Officer